United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

CINGULATE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 10, 2025

To the Stockholders of Cingulate Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cingulate Inc. (the “Company”) will be held on June 10, 2025, beginning at 10:00 a.m. Central Time. The Annual Meeting will be held solely in a virtual meeting format online at www.meetnow.global/ MWHQZ6R. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review and follow the instructions in the “General Information” section of the accompanying proxy statement. At the Annual Meeting, stockholders will act on the following matters:

●	To elect Peter J. Werth as a Class I director to hold office until our annual meeting of stockholders to be held in 2028 and until his successor has been duly elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025;

●	To approve an amendment to the Cingulate Inc. 2021 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 800,000 shares to 1,141,826 shares (the “Equity Plan Proposal”);

●	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty-five (1:25), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors without further approval or authorization of our stockholders (the “Reverse Split Proposal”);

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals (the “Adjournment Proposal”); and

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 14, 2025 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours 10 days before the Annual Meeting at the Company’s principal place of business located at 1901 W. 47th Place, Kansas City, Kansas 66205.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by telephone or the Internet or by completing and returning your proxy card in the envelope provided. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2025.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2024 and the proxy card are available on the Internet at www.envisionreports.com/CING. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

Jennifer L. Callahan
Senior Vice President, Chief Financial Officer and Secretary
April 25, 2025
Kansas City, Kansas

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls, NJ 07424

844-202-5735

CINGULATE INC.
1901 W. 47th Place

Kansas City, Kansas 66205

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to our Annual Meeting of Stockholders to be held on June 10, 2025 at 10:00 a.m. Central Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Cingulate Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about April 25, 2025.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 10, 2025, at 10:00 a.m., Central Time, in a virtual meeting format online at www.meetnow.global/MWHQZ6R, and at any adjournment or postponement thereof. You will not be able to attend the Annual Meeting at a physical location. If you plan to attend the Annual Meeting, please review the instructions under “How can I attend and vote at the Annual Meeting?” below.

What is the purpose of the Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect Peter J. Werth as a Class I director to hold office until our annual meeting of stockholders to be held in 2028 and until his successor has been duly elected (the “Director Proposal”);

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”);

●	To approve an amendment to the Cingulate Inc. 2021 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 800,000 shares to 1,141,826 shares (the “Equity Plan Proposal”);

●	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty-five (1:25), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors without further approval or authorization of our stockholders (the “Reverse Split Proposal”); and

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals (the “Adjournment Proposal”).

What are the Board’s recommendations?

The Board recommends you vote:

●	FOR the Director Proposal;

●	FOR the Auditor Proposal;

●	FOR the Equity Plan Proposal;

●	FOR the Reverse Stock Proposal; and

●	FOR the Adjournment Proposal.

1

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024 by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners, which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 14, 2025, are entitled to receive notice of, and to vote the shares of common stock that they held on that date at, the Annual Meeting, or any adjournment or postponement thereof. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 3,941,258 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of our common stock outstanding on the record date will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How can I attend and vote at the Annual Meeting?

For registered stockholders: If on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting, vote, and submit questions during the Annual Meeting by visiting www.meetnow.global/MWHQZ6Rat the meeting date and time. We encourage you to access the meeting prior to the start time. Online access will begin at 9:45 a.m., Central Time. To access the Annual Meeting, you will need the 15-digit control number located in the shaded bar on the proxy card.

For beneficial owners: If on the record date your shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance, you will need to obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on June 4, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MWHQZ6Rand enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MWHQZ6Rand entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

2

Do I need to attend the Annual Meeting?

No. It is not necessary for you to attend the virtual Annual Meeting in order to vote your shares. You may vote by telephone, through the Internet or by mail, as described in more detail below.

How do I vote my shares without attending the Annual Meeting?

Stockholder of record: shares registered in your name. If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting in any of the following ways:

By Telephone or via the Internet. You can submit a proxy to vote your shares by telephone or via the Internet by following the instructions on the enclosed proxy card. Proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Central Time, on the day before the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number.

By Mail. You can submit a proxy to vote your shares by mail if you received a printed proxy card by completing, signing, dating and promptly returning your proxy card in the postage-prepaid envelope provided with the materials. Proxies submitted by mail must be received by the close of business on the day before the Annual Meeting in order to ensure that your vote is counted.

To facilitate timely receipt of your proxy, we encourage you to promptly vote via the Internet or telephone following the instructions on the enclosed proxy card. If you are submitting your proxy by telephone or through the Internet, your voting instructions must be received by 11:59 p.m., Central Time on the day before the Annual Meeting.

Submitting your proxy by mail, by telephone or through the Internet will not prevent you from casting your vote at the Annual Meeting. You are encouraged to submit a proxy by mail, by telephone or through the Internet even if you plan to attend the Annual Meeting via the virtual meeting website to ensure that your shares are represented at the Annual Meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted (1) “FOR” the Director Proposal, (2) “FOR” the Auditor Proposal, (3) “FOR” the Equity Plan Proposal, (4) “FOR” the Reverse Split Proposal and (5) “FOR” the Adjournment Proposal.

Beneficial owner: shares registered in the name of bank, broker or other nominee. If you are a beneficial owner of shares registered in the name of your bank, broker or other nominee, you should have received voting instructions from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your bank, broker or other nominee. Follow the instructions from your broker, bank or other nominee included with this proxy statement, or contact your bank, broker or other nominee to request a proxy form.

Even if you plan to attend the Annual Meeting live via the Internet, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting live via the Internet.

May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the Internet?

Yes. You may revoke your proxy or change your vote at any time before the proxy is exercised at the Annual Meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to the Company’s Secretary, Jennifer L. Callahan, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the Internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the Internet. Alternatively, your proxy may be revoked or changed by attending the Annual Meeting via the virtual meeting website and voting at the meeting by following the internet voting instructions on your proxy card. However, simply attending the Annual Meeting without voting will not revoke or change your proxy. “Street name” holders of shares of our common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

3

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	With respect to the Director Proposal, directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on the Director Proposal.

●	With respect to the Auditor Proposal, the Equity Plan Proposal, the Reverse Split Proposal and the Adjournment Proposal, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. Because the Auditor Proposal is “routine,” no “broker non-votes” will occur. “Broker non-votes,” if any, will not affect the outcome of the Equity Plan Proposal, the Reverse Split Proposal and the Adjournment Proposal if any of those proposals are deemed to be “non-routine.”

Under the General Corporation Law of the State of Delaware, holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

4

What is a “broker non-vote”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The Director Proposal and Equity Plan Proposal are generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

The Auditor Proposal is generally considered to be a “routine” matter, and hence a bank or broker may be able to vote on the Auditor Proposal even if it does not receive instructions from you, so long as it holds your shares in its name. Under the applicable rules governing brokers, we believe the Reverse Split Proposal and the Adjournment Proposal are likely to be considered “routine” matters. If such proposals are deemed to be “routine,” a bank or broker may be able to vote on the Reverse Split Proposal and the Adjournment Proposal even if it does not receive instructions from you, so long as it holds your shares in its name. If, however, either the Reverse Split Proposal or the Adjournment Proposal is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on the Reverse Split Proposal or the Adjournment Proposal, as applicable, if the broker has not received instructions from the beneficial owner.

Who will count the votes?

Our transfer agent, Computershare, will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC, to assist in the solicitation of proxies and to provide related informational support for a consulting fee which is not expected to exceed $10,000.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

5

PROPOSAL 1: ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at five, and we currently have five directors serving on the Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class must consist, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board. Each class of directors shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such class of directors was elected. The term of the Class I directors expires at the Annual Meeting, the term of the Class II directors expires at the 2026 annual meeting of stockholders, and the term of the Class III directors expires at the 2027 annual meeting of stockholders; provided further, that the term of each director will continue until the election and qualification of his successor and is subject to his earlier death, disqualification, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, disqualification, resignation or removal.

Peter J. Werth has been nominated by the Board to stand for election. As the director assigned to Class I, the current term for Mr. Werth will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Werth will serve for a term expiring at the annual meeting of stockholders to be held in 2028 subject to the election and qualification of his successor or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of the nominees named below. Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.

The following table sets forth the director name, class, age as of April 25, 2025, and other information for each member of our Board:

Name	Class	Age	Director Since	Current Term Expires	Expiration of Term For Which Nominated	Skills and Experience
Peter J. Werth	I	86	2018	2025	2028	Life Sciences, International Markets, Commercialization, Product Development, Manufacturing and Corporate Development
Jeffrey S. Ervin	II	47	2024	2026		Healthcare, Finance, Capital Raising and Corporate Management
John A. Roberts	II	66	2024	2026		Healthcare, Finance, Capital Raising and Corporate Management
Bryan Lawrence	III	59	2024	2027		Life Sciences, Product Development and Healthcare
Shane J. Schaffer	III	50	2012	2027		Life Sciences, Commercialization, Product Development, Corporate Management and Capital Raising

6

Class I Nominee for Election for a Term Expiring at the 2028 Annual Meeting

Peter J. Werth has served on our Board since June 2018. Mr. Werth founded ChemWerth Inc., a full-service generic drug development and supply company providing active pharmaceutical ingredients to regulated markets worldwide, in 1982 and served as its President and CEO until June 2024. Mr. Werth continues to serve as Chairman of the Board of ChemWerth Inc. Mr. Werth previously served as Vice President at Ganes Chemicals, a subsidiary of Siegfried Chemicals, from March 1975 through May 1982. From 1965 through 1975, Mr. Werth worked in Research and Development for Upjohn Pharmaceuticals, now Pfizer (NYSE: PFE). In addition to serving on the Board of Cingulate, Mr. Werth has served on the Board of Directors of VM Pharma LLC since December 2010, VM Therapeutics LLC since May 2012, VM Oncology LLC since August 2014, Perseus Science Group LLC since January 2015, Likarda LLC since August 2017, Techtona LLC since September 2017, MedRhythms LLC since June 2018 and Bastion Healthcare LLC since September 2020. He earned his Master of Science in Organic Chemistry from Stanford University and his Bachelor of Science in Chemistry and Math from Fort Hays State University. We believe that Mr. Werth’s extensive experience in the life sciences industry and his knowledge in business and international markets qualifies him to serve on our Board.

Class II Directors Continuing in Office until the 2026 Annual Meeting

Jeffrey S. Ervin has served on our Board since February 2024. Mr. Ervin is currently CEO of Sanaregen Vision Therapeutics, Inc., a biotech company focused on unmet needs for vision loss, since February 2025. From June 2024 to January 2025, Mr. Ervin served as Co-Chief Financial Officer of DDC Enterprises, Inc. (NYSE: DDC), a food innovator promoting healthier lifestyle choices. He co-founded IMAC Holdings, Inc. (NASDAQ: BACK), a provider of medical care, in March 2015, and served as its Chairman of the board and Chief Executive Officer until May 2024. From October 2011 to January 2015, Mr. Ervin joined Medicare.com parent, Medx Publishing, as a senior financial officer tasked with building administrative functions to satisfy rapid growth in the CMS education sector. Prior to that, Mr. Ervin was the Senior Financial Analyst and Vice President of Finance for the Baptist Hospital System of Nashville from June 2005 to October 2011, responsible for sourcing and managing direct investments to satisfy pension obligations. Mr. Ervin earned his Master of Business Administration from Vanderbilt University and his Bachelor of Science in Finance from Miami University. We believe that Mr. Ervin’s extensive experience in the healthcare industry, as well as his experience as an executive of a public company qualifies him to serve on our Board.

John A. Roberts has served on our Board since February 2024. Mr. Roberts is currently serving as a Partner with the international life science venture catalyst firm Ventac Partners since July 2024 and also a Venture Partner for DigiLife Fund II, a position he has held since September 2023. From April 2018 to February 2023, he served as Chief Executive Officer and President of Vyant Bio, Inc., a biotechnology company formerly listed on Nasdaq. Prior to that, Mr. Roberts had been the interim Chief Executive Officer of Vyant Bio, Inc. since February 2018. Mr. Roberts had previously served as Vyant Bio, Inc.’s Chief Operating Officer since July 2016. From July 2015 to June 2016, Mr. Roberts served as the Chief Financial Officer for VirMedica, Inc., a company that provides an end-to-end platform that enables specialty drug manufacturers and pharmacies to optimize product commercialization and management. Prior to VirMedica, from August 2011 to July 2015, Mr. Roberts was the Chief Financial and Administrative Officer for AdvantEdge Healthcare Solutions, a global healthcare analytics and services organization. Prior to that, Mr. Roberts was the Chief Financial Officer and Treasurer for InfoLogix, Inc., a publicly-traded healthcare-centric mobile software and solutions provider. He has also held CFO roles at leading public medical device and healthcare services firms including Clarient, Inc., a publicly-traded provider of diagnostic laboratory services and Daou Systems, Inc., a publicly-traded healthcare IT software development and services firm. In addition, he has held senior executive roles with MEDecision, Inc., HealthOnline, Inc. and the Center for Health Information. Mr. Roberts currently serves on the board of directors of Vyant Bio, Inc., Caidya, Inc., a global, multi-therapeutic clinical research organization, Navipoint Health, Inc., a biotechnology company, and VeriSkin, Inc., a medical device company. He also is a member of the Fellows of the Drug Information Association, a global neutral forum enabling drug developers and regulators access to education and collaboration. Mr. Roberts earned a Bachelor of Science and a master’s degree in business administration from the University of Maine. We believe that Mr. Robert’s extensive experience in the healthcare industry, as well as his experience as an executive of public companies qualifies him to serve on our Board.

7

Class III Directors Continuing in Office until the 2027 Annual Meeting

Shane J. Schaffer, PharmD co-founded Cingulate in 2012 and has since served as our Chief Executive Officer and Chairman of our Board. Prior to his work at Cingulate, Dr. Schaffer served as the Managing Director of Sabre Scientific Solutions, from July 2009 through December 2012. Previously, Dr. Schaffer worked as a Director of National Accounts at Pri-Med Access from September 2008 through May 2009, Senior Marketing at Sanofi from February 2004 through December 2007, and as a Marketing Manager at Novartis from June 2001 through October 2003. From July 1999 through June 2001, he served as Chief Fellow of the Rutgers Pharmaceutical Industry Fellowship Program and was Senior Fellow at Warner Lambert/Parke Davis and Pfizer. From June 1997 to July 1999, he worked as a clinical research associate at Hoechst Marion Roussel. Dr. Schaffer has over 25 years’ experience in drug development, commercialization and biotech commercial operation. Dr. Schaffer received his Doctor of Pharmacy from The University of Kansas School of Pharmacy. We believe that Dr. Schaffer’s extensive knowledge of the pharmaceutical industry, his clinical and commercial background in a wide range of therapeutic areas, and his experience serving as our Chief Executive Officer, qualifies him to serve on our Board.

Bryan Lawrence has served on our Board since February 2024. Mr. Lawrence has been an entrepreneur and philanthropist since October 2007. Mr. Lawrence has previously held positions at Xcenda, a division of AmerisourceBergen, Johnson & Johnson Health Care Systems, Janssen Pharmaceutica and Sandoz Pharmaceuticals Corporation. Mr. Lawrence also has experience in healthcare consulting and has held roles at Navigant Consulting and Applied Health Outcome. Mr. Lawrence is currently a member of the University of Kansas School of Pharmacy Advisory Council. He did a two-year Pharmacoeconomics Fellowship from Glaxo Inc. and the University of South Carolina. Mr. Lawrence earned a Doctor of Pharmacy from University of Kansas School of Pharmacy and a Master of Business Administration from the Wharton School at the University of Pennsylvania. We believe that Mr. Lawrence’s extensive experience in the life sciences and healthcare industries qualifies him to serve on our Board.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.

On February 12, 2024, Bryan Lawrence was appointed as a Class III director and each of Jeffrey S. Ervin and John A. Roberts was appointed as a Class II director.

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines, a copy of which can be found in the “Corporate Governance—Governance Documents” section of the “Investors” page of our website located at www.cingulate.com. Among the topics addressed in our Corporate Governance Guidelines are:

- Board size, independence and qualifications	- Communications with directors
- Executive sessions of independent directors	- Interaction with investors and others
- Board leadership structure	- Board access to senior management
- Selection of new directors	- Board access to independent advisors
- Director orientation and continuing education	- Board self-evaluations
- Limits on board service	- Board meetings
- Change of principal responsibilities	- Meeting attendance by directors and non-directors
- Term limits	- Meeting materials
- Director responsibilities	- Board committees, responsibilities and independence
- Director compensation	- Succession planning
- Stock ownership	- Risk management

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Board Meetings

During 2024, our Board met 15 times. Each director attended at least 75% of the total of the meetings of the Board and the committees of which they were a member during the period the person was a director during 2024.

Director Attendance at Annual Meeting of Stockholders

Board members are encouraged to attend all stockholder meetings. All of the directors serving on our Board at the time of the 2024 Annual Meeting of Stockholders attended the meeting.

Executive Sessions

Independent directors meet regularly (a minimum of two times per year) in executive session without management present. Currently, all non-employee directors, except Peter Werth, are independent.

Director Independence

Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that Jeffrey S. Ervin, Bryan Lawrence and John A. Roberts are “independent directors” as such term is defined by Nasdaq Marketplace Rule 5605(a)(2). Due to the promissory note issued by CTx in favor of Werth Family Investment Associates LLC (“WFIA”) in 2022, which was converted to equity in September 2023 and January 2024, our Board determined that Mr. Werth is not an independent director. In addition, Shane Schaffer is not an independent director due to his position as Chief Executive Officer of the Company.

We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which are comprised of independent directors.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operates under a charter that has been approved by our Board, which can be found in the “Corporate Governance—Committee Charters” section of the “Investors” page of our website located at www.cingulate.com.

Audit Committee. The Audit Committee met four times during 2024. The Audit Committee consists of Jeffrey S. Ervin, Bryan Lawrence and John A. Roberts, with Mr. Roberts serving as the Chairman of the Audit Committee. From December 2023 to the appointment of Messrs. Ervin, Lawrence and Roberts to the Audit Committee in February of 2024, we did not have an Audit Committee. Our Board has determined that the directors serving on the Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Mr. Roberts qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Marketplace Rules.

The Audit Committee’s primary responsibilities are to (i) oversee and monitor our financial reporting process, internal control system and disclosure controls and procedures; (ii) review and evaluate the audit performed by our registered independent public accountants and report to the Board any substantive issues found during the audit; (iii) oversee communication among our registered independent public accountants, senior management and the Board; (iv) appoint, compensate and oversee the work of our registered independent public accountants; (v) oversee compliance with legal and regulatory requirements; (vi) review and approve all related party transactions; and (vii) oversee compliance with our Code of Business Conduct and Ethics.

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Compensation Committee. The Compensation Committee met seven times during 2024. The Compensation Committee consists of Jeffrey S. Ervin, Bryan Lawrence and John A. Roberts, with Mr. Lawrence serving as the Chairman of the Compensation Committee. From December 2023 to the appointment of Messrs. Ervin, Lawrence and Roberts to the Compensation Committee in February of 2024, we did not have a Compensation Committee. Our Board has determined that the directors serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee’s primary responsibilities are to review and approve all forms of non-equity and equity-based compensation of our executive officers and directors and to administer our equity-based compensation plans. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates our Chief Executive Officer’s performance in light of those goals and objectives.

Compensation Consultant

In accordance with its authority to retain consultants and advisors, the Compensation Committee has engaged Pay Governance LLC to provide executive and director compensation consulting services to the Compensation Committee. In 2024, Pay Governance LLC provided services to the Compensation Committee, which included providing information and data on current trends and developments in executive and director compensation and analyzing benchmarking data for our industry. The Compensation Committee evaluated whether any of the work performed by Pay Governance LLC during 2024 raised any conflict of interest and determined that it did not.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during 2024. The Nominating and Corporate Governance Committee consists of Jeffrey S. Ervin, Bryan Lawrence and John A. Roberts, with Mr. Ervin serving as the Chairman of the Nominating and Corporate Governance Committee. From December 2023 to the appointment of Messrs. Ervin, Lawrence and Roberts to the Nominating and Corporate Governance Committee in February of 2024, we did not have a Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards. The Nominating and Corporate Governance Committee (i) identifies, reviews the qualifications of, and recommends to the Board individuals to be elected to the Board and (ii) considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. The Nominating and Corporate Governance Committee also oversees the annual evaluation of the Board and its committees.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees, or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

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We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Although our Board did not have a Nominating and Corporate Governance Committee at the time, Shane Schaffer and Peter Werth considered the criteria set forth in our Corporate Governance Guidelines when appointing Jeffrey Ervin, Bryan Lawrence and John Roberts to our Board in February 2024.

The director nominee to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with his nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All stockholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

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Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure

The Board believes that it should have the flexibility to make determinations as to whether the same individual should serve as both the Chief Executive Officer and the Chairman of the Board, taking into account changing needs and circumstances of both the Company and the Board over time. In determining the appropriate leadership structure, the Board considers, among other things, the current composition of the Board, the role of the Lead Independent Director, if any, and challenges and opportunities specific to the Company. Currently, the Chief Executive Officer and Chairman positions are held by Shane J. Schaffer. Our Board has determined that its leadership structure is appropriate given the efficiencies of having a single individual fulfill both roles, the benefit of having a single source of leadership and authority for the Board, and Dr. Schaffer’s extensive knowledge of all aspects of Cingulate, our business and risks. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of Cingulate and our stockholders are best served. Currently, the Board does not have a Lead Independent Director; however, the independent directors will consider whether to appoint someone to this role in the future.

Role of Board in Risk Oversight Process

While management is responsible for assessing and managing our risks, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees shall have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

Stockholder Communications

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Secretary, Jennifer L. Callahan, at Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

Our Board adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to our employees, officers and directors. A copy of the Code of Conduct is posted on the Corporate Governance section of the Investor Relations page of our website, which is located at www.cingulate.com/investors. We intend to disclose future amendments to certain provisions of the Code of Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in future filings with the SEC.

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Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file reports with the SEC regarding their stock ownership and changes in their ownership of our common stock. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during fiscal year 2024, except for the following: due to administrative error, Jennifer Callahan filed a late Form 4 on March 22, 2024 to report her purchase of common stock and warrants to purchase our common stock on March 15, 2024.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and other transactions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as Nasdaq listing standards. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K filed with the SEC on March 27, 2025. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers with their respective ages as of April 25, 2025:

Name	Age	Position

Shane J. Schaffer, PharmD	50	Chief Executive Officer and Chairman of the Board
Jennifer L. Callahan	54	Senior Vice President, Chief Financial Officer and Secretary
Laurie A. Myers, PhD	68	Executive Vice President and Chief Operating Officer
Raul R. Silva, MD	68	Executive Vice President and Chief Science Officer
Matthew Brams, MD	62	Executive Vice President and Chief Medical Officer

See page 8 of this Proxy Statement for Mr. Schaffer’s biography.

Jennifer L. Callahan has served as our Senior Vice President and Chief Financial Officer since January 2024. She has served the Company in an accounting role since January 2017 and was appointed as our Vice President, Corporate Controller in January 2019. Prior to her role at the Company, Ms. Callahan served as the Director of Accounting for Meridian Business Services, a local Kansas City accounting firm since 2014 where she provided outsourced controller services to various businesses, including start-up companies and companies in need of process improvements. Over the tenure of her career, Ms. Callahan has provided consulting services to companies in a variety of industries and stages. She started her career with Deloitte where she served in various roles in the audit practice from June 1992 to December 1998. Ms. Callahan holds a CPA designation and received a BSBA in Accounting and Finance from Creighton University.

Laurie A. Myers, PhD, MBA has served as our Executive Vice President and Chief Operating Officer since April 2018 and previously served as a member of our Board from June 2013 through April 2018 and as our Senior Vice President of Operations from November 2017 to April 2018. Dr. Myers also serves as a Member of the Board of Advisors of Linea System, LLC, a position she has held since September 2020. Dr. Myers previously served as the Head of Marketing of Fidia Pharma USA Inc., a wholly owned subsidiary of Fidia Farmaceutici from September 2014 through November 2017. Dr. Myers was an Adjunct Professor at the College of New Jersey School of Business from January 2012 through December 2014, and served as President and a Member of the Board of the Hallett David Strategic Group from January 2010 through September 2014. Dr. Myers received her Doctor of Philosophy in Toxicology from Rutgers Medical School and Rutgers School of Pharmacy, her Masters in Business Administration from St. Joseph’s University and her Master of Science and Bachelor of Science from the University of Scranton.

Raul R. Silva, MD co-founded Cingulate in 2012 and has served as our Executive Vice President and Chief Science Officer since January 2018. He has been in private practice since 2009. Previously, Dr. Silva served as Executive Director of Rockland Children’s Psychiatric Center from 2006-2009. He also served as Vice Chairman of The New York University Child Study Center 2005 through 2009. Dr. Silva served as Deputy Director of Child Psychiatry at Bellevue Hospital Center from 1999 through 2006. Prior to that, he was Director of Child and Adolescent Psychiatry at St. Luke’s/Roosevelt Hospital in New York City from 1995 through 1990. He completed his fellowship in child and adolescent psychiatry at Columbia University’s St. Luke’s/Roosevelt Hospital Center in 1990. Dr. Silva completed a psychopharmacology research fellowship at New York University Medical Center. Dr. Silva is board certified in general, child and adolescent psychiatry. Dr. Silva received his Doctor of Medicine degree from Ross University and his Bachelor of Science in Biology from Fairleigh Dickinson University.

Matthew N. Brams, MD co-founded Cingulate in 2012 and has served as our Executive Vice President and Chief Medical Officer since January 2018 and served as a director of Cingulate from January 2018 through July 2021. Dr. Brams served as a Principal of Bayou City Research, a position he held from April 1999 to January 2021. Prior to that, he served as a consultant medical director and/or admitting Psychiatrist at numerous medical facilities including Taylor Recover Center (April 2019 to present); Lakeview Health Rehabilitation Center (2018-2019); The Parc, Houston Tx (2012-2015); GeroPsych Unit Gulf Coast Hospital (2009-Present). Dr. Brams has been integral to the research teams for all the major pharmaceutical companies participating in the ADHD clinical arena. Dr. Brams completed residency and fellowship at Baylor College of Medicine in adult and child psychiatry, respectively. He is board certified in Adult and Child Psychiatry (1994) and is an acting Senior Board Examiner for the American Board of Psychiatry and Neurology. He received his Doctor of Medicine from The University of Texas Science Center and his Bachelor of Arts in Biology from the University of Texas.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following tables and accompanying disclosure set forth information about the compensation earned by our named executive officers during 2024. Our named executive officers include our principal executive officer, the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2024 as set forth below:

●	Shane J. Schaffer, Chief Executive Officer and Chairman of the Board;

●	Laurie A. Myers, Executive Vice President and Chief Operating Officer;

●	Jennifer L. Callahan, Senior Vice President and Chief Financial Officer;

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)(3)	Total ($)
Shane J. Schaffer,	2024	319,281	251,500	199,546	770,327
Chairman and CEO	2023	491,961	-	137,610	629,571

Laurie A. Myers	2024	282,667	84,800	90,715	458,182
EVP and COO	2023	415,167	-	61,160	476,327

Jennifer L. Callahan	2024	253,981	105,000	87,084	446,065
SVP and CFO

(1)	The bonus amounts represent the bonuses earned by our named executive officers in 2024. In January 2025, each named executive officer received one-half of their bonus in cash and one-half as a grant of non-qualified stock options with a grant date fair value equal to the cash bonus.

(2)	The amounts reflect the grant date fair value of the non-qualified stock option awards on March 4, 2024 and February 28, 2023, in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. The assumptions used to estimate the grant date fair value of the stock option awards in March 2024 and February 2023 are set forth below. The named executive officers received two stock option grants on March 4, 2024, one of which was contingent on stockholder approval at the June 2024 annual meeting to increase in the shares of common stock available in the Company’s equity incentive plan. For accounting purposes, the contingent stock option grants used different assumptions to determine the grant date value than the grants that were not contingent on stockholder approval.

	2024	2023

Risk-free interest rate	3.98 - 4.32%	3.64%
Expected term (in years)	5.44 - 5.58	6.08
Expected volatility	1.43-1.56	1.13
Expected dividend yield	0%	0%
Grant date fair value	$7.49 - 13.33	$430.00

(3)	In December 2024, Mr. Schaffer, Ms. Myers and Ms. Callahan voluntarily forfeited 1,406, 573 and 220 stock options, respectively. The forfeited stock options had exercise prices that ranged from $331 to $1,440 per share and the number of options and exercise prices reflected the August 2024 reverse stock split in addition to a 1-for-20 reverse stock split that was effective in November 2023.

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Employee Benefit Plans

We currently provide broad-based health and welfare benefits that are available to all of our employees, including our named executive officers, including medical, dental, and vision insurance.

401(k) Plan

We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do not make matching contributions into the 401(k) Plan other than the annual required safe harbor match.

Contingent Bonus Plan

In connection with the reduction in annual base salary for all employees, effective December 16, 2023, and to incentivize employees to remain with the Company, the independent members of the Board approved a contingent bonus plan. Pursuant to this plan, the Company will pay to each employee on the date that is three months after the filing date of the New Drug Application for CTx-1301 with the FDA (the “payment date”) an amount equal to the aggregate dollar amount of base salary through the payment date that was not paid to the employee due to the salary reductions (“unpaid salary”) plus 20% of the unpaid salary amount. The Board reinstated base salaries for employees in September 2024. The unpaid salary amount for Mr. Schaffer, Ms. Myers and Ms. Callahan is $195,960, $150,167 and $88,754, respectively. The unpaid salary amounts may be paid in a combination of cash and equity awards, at the discretion of the Board.

Employment Arrangements with our Named Executive Officers

Shane J. Schaffer

On September 23, 2021, we entered into an employment agreement with Dr. Schaffer. Under the terms of Dr. Schaffer’s employment agreement, he holds the position of Chief Executive Officer. The employment agreement originally provided for a base salary of $475,000 annually, which was increased to $503,500, effective January 1, 2023. In connection with cost containment measures, Dr. Schaffer’s base salary was reduced to $226,350, effective December 16, 2023. In September 2024, Dr. Schaffer’s base salary was reinstated to $503,500 and effective January 1, 2025, Dr. Schaffer’s base salary was increased to $523,120. In addition, Dr. Schaffer is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Dr. Schaffer’s base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Schaffer’s individual performance. Pursuant to the terms of his employment agreement, Dr. Schaffer is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Dr. Schaffer’s employment at any time without cause upon providing written notice to Dr. Schaffer, and Dr. Schaffer may terminate his employment at any time for any reason, including for Good Reason (as that term is defined in Dr. Schaffer’s employment agreement).

If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one and one half (1 ½) times Dr. Schaffer’s base salary and annual target bonus, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Dr. Schaffer, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Dr. Schaffer’s employment is terminated by the Company without cause or by Dr. Schaffer for Good Reason within twelve (12) months of a Change of Control, Dr. Schaffer will be entitled to receive, subject to his signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to two (2) times Dr. Schaffer’s base salary and annual target bonus, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Dr. Schaffer shall become vested and exercisable as of the date of termination for the remainder of their full term.

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Laurie A. Myers

On September 23, 2021, we entered into an employment agreement with Ms. Myers. Under the terms of Ms. Myers’ employment agreement, she holds the positions of Executive Vice President and Chief Operating Officer. The employment agreement originally provided for a base salary of $400,000 annually, which was increased to $424,000, effective January 1, 2023. In connection with cost containment measures, Ms. Myers’ base salary was reduced to $212,000, effective December 16, 2023. In September 2024, Ms. Myers’ base salary was reinstated to $424,000 and effective January 1, 2025, Ms. Myers’ base salary was increased to $436,720. In addition, Ms. Myers is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Ms. Myers’ base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Ms. Myers’ individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of her employment agreement, Ms. Myers is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

We may terminate Ms. Myers’ employment at any time without cause upon providing written notice to Ms. Myers, and Ms. Myers may terminate her employment at any time for any reason, including for Good Reason (as that term is defined in Ms. Myers’ employment agreement).

If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary and annual target bonus, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Ms. Myers, which would have vested if she had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Ms. Myers’ employment is terminated by the Company without cause or by Ms. Myers for Good Reason within twelve (12) months of a Change of Control, Ms. Myers will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Myers’ base salary and annual target bonus, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Ms. Myers shall become vested and exercisable as of the date of termination for the remainder of their full term.

Jennifer L. Callahan

On January 25, 2024, we entered into an employment agreement with Ms. Callahan. Under the terms of Ms. Callahan’s employment agreement, she holds the positions of Senior Vice President and Chief Financial Officer. The employment agreement originally provided for a base salary of $350,000 annually. In connection with cost containment measures, Ms. Callahan’s base salary as Chief Financial Officer was reduced to $210,000, effective December 16, 2023. In September 2024, Ms. Callahan’s base salary was reinstated to $350,000 and effective January 1, 2025, Ms. Callahan’s base salary was increased to $364,000. In addition, Ms. Callahan is eligible to receive an annual bonus, with a target amount equal to twenty-five percent (25%) of Ms. Callahan’s base salary. The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Ms. Callahan’s individual performance, as recommended by the Chief Executive Officer. Pursuant to the terms of her employment agreement, Ms. Callahan is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

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We may terminate Ms. Callahan’s employment at any time without cause upon providing written notice to Ms. Callahan, and Ms. Callahan may terminate her employment at any time for any reason, including for Good Reason (as that term is defined in Ms. Callahan’s employment agreement).

If Ms. Callahan’s employment is terminated by the Company without cause or by Ms. Callahan for Good Reason, Ms. Callahan will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment in twelve (12) equal monthly payments equal to one (1) times Ms. Callahan’s base salary and annual target bonus, within 60 days following the date of termination. In addition, all stock options and stock appreciation rights held by Ms. Callahan, which would have vested if he had remained employed for an additional four (4) months following the date of termination, shall become vested and exercisable as of the date of termination for the remainder of their full term. If Ms. Callahan’s employment is terminated by the Company without cause or by Ms. Callahan for Good Reason within twelve (12) months of a Change of Control, Ms. Callahan will be entitled to receive, subject to her signing a general release of claims in favor of the Company and related persons and entities within twenty-one (21) days of the date of termination and following the expiration of seven (7) days thereafter, a severance payment of a lump sum amount in cash equal to one (1) times Ms. Callahan’s base salary and annual target bonus, within 60 days following the date of termination; provided however, if any payment or benefits would constitute an “parachute payment” as defined in Section 280(G) of the Internal Revenue Code, the payments will be the greater of (i) the largest amount to ensure that no portion of those payments be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and (ii) the amount of the full payment, less all taxes, including the excise tax imposed by Section 4999 of the Internal Revenue Code. In addition, all stock options and stock appreciation rights held by Ms. Callahan shall become vested and exercisable as of the date of termination for the remainder of their full term.

Outstanding Equity Awards at 2024 Fiscal Year-End

Name	Grant date		Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price ($) (1)	Option expiration date

Shane J. Schaffer	3-4-2024	(2)	12,603	10,314	14.16	3-4-2034

Laurie A. Myers	3-4-2024	(2)	5,729	4,689	14.16	3-4-2034

Jennifer L. Callahan	3-4-2024	(2)	5,499	4,502	14.16	3-4-2034

(1)	Number of shares of our common stock underlying stock options and option exercise price reflects the 1-for-12 reverse stock split of our issued and outstanding common stock, which became effective on August 9, 2024. In December 2024, Mr. Schaffer, Ms. Myers and Ms. Callahan voluntarily forfeited 1,406, 573 and 220 stock options, respectively. The forfeited stock options had exercise prices that ranged from $331 to $1,440 per share and the number of options and exercise prices reflected the August 2024 reverse stock split in addition to a 1-for-20 reverse stock split that was effective in November 2023.

(2)	The option vests as follows: 50% on the six-month anniversary of the date of grant and the remaining shares in substantially equal monthly installments over the 30-month period following the initial vesting date.

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Stock Option Grant Practices

The Compensation Committee approves and grants annual equity awards at approximately the same time every year. Annual stock option grants for employees are generally made in mid to late February and annual stock option grants for non-employee directors are generally made on the date of the annual meeting of stockholders. Outside of the annual grant cycle, the employment agreement of an executive officer provides for stock option grants on the last business day of each calendar quarter in lieu of base salary and the Compensation Committee has provided Mr. Schaffer with authority to make stock option grants within certain limits to non-Section 16 officers on the last business day of a calendar quarter.

All stock options are granted pursuant to a stockholder-approved plan at an exercise price at or above the closing market price of our common stock on the date of grant. Stock options are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of stock option grant dates.

During fiscal year 2024, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

Director Compensation

The following table sets forth information regarding compensation awarded to, earned by or paid to each of the non-employee members of our Board for their service as a director during 2024 other than for reimbursement of reasonable expenses incurred in attending meetings of our Board and committees of our Board.

2024 Director Compensation Table

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	Total ($)
Jeff Ervin	49,164	23,710	72,874
Bryan Lawrence	50,050	23,867	73,917
John Roberts	52,264	24,255	76,519
Peter Werth	35,000	12,775	47,775

(1)	Amounts reflect Board fees earned by each director during 2024, which were prorated during the first quarter for Messrs. Ervin, Lawrence and Roberts based on their appointment to the Board on February 12, 2024.

(2)	The amounts reflect the aggregate grant date fair value of the non-qualified stock options awarded on March 4, 2024 and June 12, 2024 to the non-employee directors as of those dates in accordance with FASB ASC Topic 718. The fair market value of the option awards was determined using the Black-Scholes Model. The assumptions used to estimate the grant date fair value of the stock option awards in March are set forth in footnote 2 to the Summary Compensation Table above and the assumptions used in June 2024 were as follows:

June 2024
Risk-free interest rate:	4.32%
Expected term (in years):	5.50
Expected volatility:	1.44
Expected dividend yield	0%
Grant date fair value:	$7.72

As of December 31, 2024: Mr. Ervin held 2,825 stock options; Mr. Lawrence held 2,846 stock options; Mr. Roberts held 2,898 stock options; and Mr. Werth held 1,703 stock options.

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2024 Director Compensation Program

Our Compensation Committee and Board approved a director compensation program for our non-employee directors in June 2024. This program provides for the following annual cash compensation:

●	Director Retainer - $35,000
●	Lead Independent Director Retainer - $55,000
●	Committee Chair Retainer:

○	Audit - $15,000
○	Compensation - $10,000
○	Nominating and Corporate Governance - $8,000

●	Committee Member Retainer:

○	Audit - $7,500
○	Compensation - $5,000
○	Nominating and Corporate Governance - $4,000

All cash fees will be paid quarterly in arrears and shall be pro-rated based on the number of whole or partial months served during a calendar year. Although directors are not paid meeting fees, the lead independent director, if any, and the Chairman of the Compensation Committee may determine to pay meeting fees for one or more meetings to the extent the number of Board or committee meetings exceeds the typical number of meetings during the year. We will also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings. Non-employee directors will receive an annual stock option award of 10,000 options, which will vest in a single installment on the first anniversary of the date of grant. Each new non-employee director will receive a stock option award of 15,000 options.

Dr. Schaffer, our Chief Executive Officer, serves as Chairman of our Board but does not receive additional compensation for his service as a director. See the Summary Compensation Table for a description of Dr. Schaffer’s 2024 compensation.

Equity Compensation Plan Information

In September 2021, our board of directors and stockholders adopted the 2021 Omnibus Equity Incentive Plan (the “Equity Plan”), which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our common stock and other types of awards. The general purpose of the Equity Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders.

The following table provides information as of December 31, 2024 with respect to shares of our common stock that may be issued pursuant to our equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)(2)
Equity compensation plans approved by security holders (1)	89,406	$14.81	36,174
Equity compensation plans not approved by security holders	—	$—	—
Total	89,406	$14.81	36,174

(1)	The amounts shown in this row include securities under the Equity Plan.

(2)	In accordance with the “evergreen” provision in our Equity Plan, an additional 216,250 shares of our common stock were automatically made available for issuance on the first day of 2025, which represents 5% of the number of fully-diluted shares outstanding on December 31, 2024 (rounded to the nearest 1,000 share increment). These shares are excluded from the shares disclosed in the table.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 14, 2025 (unless otherwise noted) by:

●	each person or group known to us who beneficially owns more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or warrants held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percent of Class (2)

Named Executive Officers and Directors
Shane J. Schaffer, Pharm.D.	46,367	(3)	1.16%
Laurie A. Myers	16,089	(4)	*
Jennifer L. Callahan	18,322	(5)	*
Jeff S. Ervin	2,825	(6)	*
Bryan Lawrence	2,846	(7)	*
John. A. Roberts	2,898	(8)	*
Peter J. Werth	99,814	(9)	2.53%
All Directors and Executive Officers as a group (9 persons)	213,316	(10)	5.27%

*	Denotes less than 1%.

(1)	Unless noted otherwise, the address of all listed stockholder is 1901 W. 47th Place, Kansas City, KS 66205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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(2)	We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Percentage ownership is based on 3,941,258shares of common stock issued and outstanding as of April 14, 2025, plus any shares issuable upon exercise of options or warrants that are exercisable with 60 days of April 14, 2025 held by such person.

(3)	Includes (i) 295 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 42,533 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 14, 2025, and (iii) 3,366 shares of common stock held by Fountainhead Shrugged, LLC. Dr. Schaffer is the manager of Fountainhead Shrugged, LLC and has voting and investment power over the securities held by Fountainhead Shrugged, LLC. Does not include 78,511 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 14, 2025.

(4)	Includes 16,089 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 14, 2025. Does not include 21,278 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 14, 2025.

(5)	Includes (i) 88 shares of our common stock issuable upon exercise of warrants that are currently exercisable and (ii) 18,039 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 14, 2025. Does not include 24,641 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 14, 2025.

(6)	Includes 2,825 shares of our common stock issuable upon exercise of stock options that are currently exercisable.

(7)	Includes 2,846 shares of our common stock issuable upon exercise of stock options that are currently exercisable.

(8)	Includes 2,898 shares of our common stock issuable upon exercise of stock options that are currently exercisable.

(9)	Includes (i) 35 shares of our common stock issuable upon exercise of warrants that are currently exercisable, (ii) 1,703 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 14, 2025, and (iii) 97,994 shares of common stock held by Werth Family Investment Associates LLC. Mr. Werth is the manager of Werth Family Investment Associates LLC and has voting and investment power over the securities held by Werth Family Investment Associates LLC. Does not include 10 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 14, 2025.

(10)	Includes 106,421 shares of our common stock issuable upon exercise of stock options that are currently exercisable. Does not include 163,368 shares of our common stock issuable upon the exercise of stock options that are not exercisable within 60 days of April 14, 2025.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2023 to which we have been a participant in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements.

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WFIA Note

On August 9, 2022, CTx issued the Original Note to WFIA. Peter Werth, a member of our Board is manager of WFIA. The Original Note was unsecured with interest accruing at 15% per annum. Outstanding principal and all accrued and unpaid interest were due and payable on August 8, 2025, or 120 days following written demand made by WFIA during the first five business days of a calendar quarter beginning April 1, 2023. CTx was permitted to prepay the Original Note, in whole or in part, without premium or penalty; provided, that no amount repaid was permitted to be reborrowed.

On May 9, 2023, CTx executed the WFIA Note in favor of WFIA that increased the principal amount of the Original Note from $5.0 million to $8.0 million.

On September 8, 2023, we entered into a note conversion agreement with WFIA, pursuant to which WFIA agreed to convert the Original Principal Amount under the WFIA Note in the September WFIA Pre-Funded Warrants to purchase 341,912 shares of our common stock at a conversion price per September WFIA Pre-Funded Warrant of $17.00. The September WFIA Pre-Funded Warrants have no expiration date and are exercisable immediately at an exercise price of $0.002 per share, to the extent that after giving effect to such exercise, WFIA and its affiliates would beneficially own, for purposes of Section 13(d) of the Exchange Act, no more than 19.99% of the outstanding shares of Common Stock of the Company.

On January 25, 2024, we entered into the January 2024 Note Conversion Agreement and converted the remaining $3.0 million of principal plus all accrued interest, or $3,287,500, under the note payable to WFIA into the January WFIA Pre-Funded Warrants to purchase 687,043 shares of common stock at a conversion price per pre-funded warrant of $4.785. The closing price of our common stock on January 24, 2024 was $4.35. The January 2024 Pre-Funded Warrants have no expiration date and are exercisable immediately at an exercise price of $0.0001 per share, to the extent that after giving effect to such exercise, WFIA and its affiliates would beneficially own, for purposes of Section 13(d) of the Exchange Act, no more than 19.99% of the outstanding shares of our common stock. In March of 2024, we issued to WFIA an additional pre-funded warrant to purchase 7,053 shares of common stock as a result of an error in the interest calculation, on the same form and at the same conversion price as the January WFIA Pre-Funded Warrants. WFIA exercised all of its pre-funded warrants in April 2024.

WFIA August 2023 Private Placement

On August 11, 2023, we entered into August 2023 Purchase Agreement with WFIA and issued 51,158 shares of our common stock at a purchase price per share of $10.97, for aggregate gross proceeds to us of approximately $1.0 million, before deducting transaction expenses payable by us. The WFIA Private Placement closed on August 11, 2023.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

We adopted policies and procedures for related party transactions that prohibit our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, or related parties, from entering into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved will, or may be expected to, exceed $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related person’s interest in the transaction.

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PROPOSAL 2: RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2025, and has further recommended that our Board submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

A representatives of KPMG will attend the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Kansas City, MO, Auditor Firm ID: 185. The following table summarizes the fees billed by KPMG for audit and other services provided to the Company for the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees (1)	$440,000	$672,000
Audit-Related Fees	—	—
Tax Fees (2)	35,000	38,445
All Other Fees	—	—
Total	$475,000	$710,445

(1)	Audit fees consist of fees for our quarterly reviews and audits of our financial statements, and fees relating to registration statement reviews, consents and comfort letters.

(2)	Tax fees consist of fees for tax compliance services, including preparation and review of tax returns and general tax consulting services.

Pre-Approval Policy

The Audit Committee or its Chairman pre-approves audit and non-audit services to be rendered to the Company and establishes a dollar limit on the amount of fees the Company will pay for each category of services. Generally, management will submit to the Audit Committee a list of services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. The Audit Committee is informed from time to time of the non-audit services provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee or its Chairman. Any service pre-approved by the Chairman will be presented to the Audit Committee at its next regularly scheduled meeting. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company’s independent registered public accounting firm. All services rendered by KPMG LLP in our fiscal years ended December 31, 2024 and 2023 were pre-approved by our Audit Committee.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AUDITOR PROPOSAL.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Cingulate Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2024.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

3.	The Audit Committee has discussed with KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

John Roberts, Chairman

Jeff Ervin

Bryan Lawrence

*The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE CINGULATE 2021 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 800,000 SHARES TO 1,141,826 SHARES

General

Equity-based compensation is a key component to our pay philosophy in order to:

●	enable the Company to attract and retain the types of employees, non-employee directors and consultants who will contribute to our long-term success; and

●	provide incentives that align the interests of our employees, non-employee directors and consultants with those of our stockholders and that drive exceptional performance to achieve our business priorities.

The general purpose of our 2021 Omnibus Equity Incentive Plan, as amended (the “2021 Plan”), is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our stockholders. We, by means of the 2021 Plan, seek to attract and retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

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Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On April 14, 2025, our Board approved an amendment to increase the number of shares of common stock authorized for issuance under the 2021 Plan from 341,826 to 1,141,826 shares (the “Plan Amendment”). The Board directed that the Plan Amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the Plan Amendment is attached as Appendix A. If the Plan Amendment is approved by our stockholders, all 1,141,826 shares of common stock available for issuance under the 2021 Plan may be granted as “Incentive stock options” (“ISOs”) that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the “Code”).

If our stockholders do not approve this proposal, the Company will continue to operate the 2021 Plan under its current provisions.

Reasons for the Proposed Plan Amendment

Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

●	The ability to provide equity-based compensation to employees is essential based on our liquidity position.

●	We may face significant retention risk with employees if we are not able to provide competitive equity-based compensation awards.

●	Our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

●	The current number of shares remaining available for grant under the 2021 Plan is insufficient in light of our existing compensation structure and strategy. The additional share authorization being sought is necessary to help ensure that we have a sufficient number of shares authorized, reserved for issuance, and available to appropriately compensate our employees, non-employee directors and consultants under the 2021 Plan.

●	In determining the number of additional shares to be reserved for issuance under the 2021 Plan, the Board, with the assistance of Pay Governance LLC, reviewed market and industry practices and data. The Board determined that the 2021 Plan does not provide sufficient share authorization to appropriately compensate our employees, non-employee directors and consultants for a sufficient duration. We believe the Plan Amendment Proposal will remedy this by both meeting our specific needs and positioning us to be competitive for qualified employees, non-employee directors and consultants.

Stockholders are being asked to approve the Plan Amendment to satisfy 2021 Plan and the Nasdaq Stock Market LLC requirements.

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Overview of the Plan Amendment

The Plan Amendment increases the overall share limit from 341,826 to 1,141,826 shares of Common Stock. Whether or not the Plan Amendment is approved by our stockholders, the number of shares of common stock available for issuance under the 2021 Plan will continue to be subject to the annual 5% “evergreen” increase under the 2021 Plan described below.

As of December 31, 2024, there were 36,174 shares of our common stock available for future issuance under the 2021 Plan (not including future increases under the Plan’s evergreen provision). This amount, even when including the increase under the 2021 Plan’s evergreen provision of 216,250 shares that occurred on January 1, 2025, is insufficient for us to be able to attract, recruit, motivate and retain employees, non-employee directors and consultants or to appropriately compensate these individuals in 2025, and to issue appropriate awards going forward, under the 2021 Plan. As of April 14, 2025, there were 4,000 shares of common stock available for future issuance under the 2021 Plan, excluding shares of common stock subject to the Plan Amendment.

In the event that stockholders do not approve the Plan Amendment, the number of shares of common stock reserved for issuance under the 2021 Plan will not increase pursuant to the Plan Amendment. Awards will continue to be made under the 2021 Plan to the limited extent that there are available shares of common stock to do so.

Description of 2021 Plan

The following description of the principal terms of the 2021 Plan is a summary and is qualified in its entirety by the full text of the 2021 Plan which is incorporated herein by reference to Exhibits 10.13 and 10.14 to the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2025.

Purpose. In September 2021, our Board and stockholders adopted the 2021 Plan which provides for the grant of ISOs and non-qualified stock options to purchase shares of our common stock and other types of awards, as described below. The general purpose of the 2021 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2021 Plan, we seek to attract and retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries. On June 11, 2024, the stockholders approved an amendment to the 2021 Plan to increase the number of shares of common stock authorized for issuance thereunder by 104,167 shares to 125,576.

Administration. In general, the 2021 Plan is administered by the Compensation Committee of our Board. The Compensation Committee determines the persons to whom options to purchase shares of common stock, stock appreciation rights (or SARs), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance units, incentive bonus awards, other stock-based awards and other cash-based awards may be granted. The Compensation Committee is authorized to establish rules and regulations for the administration of the 2021 Plan and, subject to certain limitations set forth in the 2021 Plan, to amend or modify any outstanding award (including authority to reduce or reprice the exercise price of any stock option and/or stock appreciation right that exceeds the fair market value of a share of our common stock on the date of such repricing). The Compensation Committee may delegate authority to individuals who are reporting persons (as defined in the 2021 Plan), officers, or employees of the Company to grant options and other awards to employees (other than themselves), subject to applicable law and the 2021 Plan. No options, stock purchase rights or awards may be made under the 2021 Plan on or after September 24, 2031 (the expiration date of the 2021 Plan), but the 2021 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

Eligibility. Persons eligible to receive options, SARs or other awards under the 2021 Plan are those employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to our success, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As of the record date, April 14, 2025, we had approximately 19 persons were eligible to participate in the 2021 Plan, including three officers, five executive officers (who are not included in the number of officers) and four non-employee directors. As of April 14, 2025, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, director or consultant of our Company or any affiliate. Awards under the 2021 Plan are within the discretion of the Compensation Committee and we cannot determine how many individuals in each of the categories described above will receive awards.

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Shares Subject to the 2021 Plan. Prior to the proposed increase pursuant to the Plan Amendment, an aggregate of 341,826 shares of our common stock were authorized for issuance in connection with options and other awards under the 2021 Plan. As of April 14, 2025, there were 4,000 shares of common stock available for future issuance under the 2021 Plan, excluding shares of common stock subject to the Plan Amendment.

Under the 2021 Plan’s “evergreen” provision, the number of shares of common stock available for issuance under the 2021 Plan will automatically increase on January 1st of each year until the expiration date of the 2021 Plan, in an amount equal to 5% percent of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year on a fully diluted basis or such lesser number of shares as determined by Board.

If the Plan Amendment is approved by our stockholders, ISOs may be granted under the 2021 Plan with respect to all of the 1,141,826 shares of common stock authorized for issuance under the 2021 Plan. None of the additional shares of common stock available for issuance as a result of future increases pursuant to the 2021 Plan’s evergreen provision may be subject to ISOs.

If any option or SAR granted under the 2021 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which such option or award was forfeited will be available for future grants under the 2021 Plan. Awards settled in cash will not count against the maximum number of shares available for issuance under the 2021 Plan.

No non-employee director may receive awards in any calendar year having an accounting value in excess of $750,000 (inclusive of any cash awards to the non-employee director for such year that are not made pursuant to the 2021 Plan); provided that in the case of a new non-employee director, such amount is increased to ($1,000,000 for the initial year of the non-employee director’s term).

The number of shares authorized for issuance under the 2021 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.

We intend to file with the SEC a registration statement on Form S-8 covering the additional 800,000 shares of our common stock issuable under the 2021 Plan (if approved by the Company’s stockholders).

Terms and Conditions of Options. Options granted under the 2021 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee determines the exercise price of options granted under the 2021 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

Fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). The closing price of a share of our common stock on Nasdaq on April 14, 2025 was $4.02 per share.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2021 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

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Generally, the option exercise price may be paid by certified or bank check. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the purchase price, (b) by surrendering shares of common stock otherwise receivable on exercise of an option, (c) by a cashless exercise program implemented by the Compensation Committee in connection with the 2021 Plan, or (d) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2021 Plan independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2021 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by

●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted common stock and/or restricted stock units under the 2021 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units as determined by the Compensation Committee in its sole discretion or paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the 2021 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonuses. The Compensation Committee may grant incentive bonus awards under the 2021 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash or shares of our common stock.

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Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2021 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Transferability. Awards under the 2021 Plan may not be assigned or transferred except by will or by the laws of descent or distribution, and an award may be exercised only by the recipient during the lifetime of that recipient (or guardian or legal representative in the case of the recipient’s incapacity). The Compensation Committee may in its discretion permit transfers of awards in the form of a non-qualified stock options, share-settled stock appreciation rights, restricted stock, performance shares or share-settled other stock-based awards (i) to a recipient’s “Immediate Family” (as defined in the 2021 Plan), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any permitted transferee of an award shall be bound by all of the terms and conditions of the 2021 Plan and the applicable award agreement.

Effect of Certain Corporate Transactions. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, take one or more of the following actions contingent upon the occurrence of a change in control (as defined in the 2021 Plan): (a) cause any or all outstanding options and/or SARs to become immediately exercisable, in whole or in part; (b) cause restrictions and/or vesting conditions with respect to any other awards to lapse, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares, performance units, or other cash-based awards or other stock-based awards in exchange for restricted stock, restricted stock units, performance shares, performance units or other cash-based or other stock-based awards in respect of the capital stock of any successor corporation; (e) terminate any award for the “change in control consideration” (as defined in the 2021 Plan), but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (f) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

Amendment, Termination. The Board may at any time amend the 2021 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose.

Forfeiture of Awards. All awards under the 2021 Plan and any compensation directly attributable to any award under the 2021 Plan may, in an award agreement, be made subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events (such events may include, but are not be limited to, termination of Continuous Service for Cause (as such terms are defined in the 2021 Plan), violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants or other conduct that is detrimental to the business or reputation of the Company) in addition to any otherwise applicable vesting or performance conditions of an award. In 2023, we adopted the Compensation Recovery Policy (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the Compensation Committee to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

No Right to Continued Employment or Service. Nothing in the 2021 Plan, any award granted under the 2021 Plan, nor any agreement entered into in connection with such an award, will confer upon any recipient of an award any right to continue in the employ or service of the Company or any of its subsidiaries, or in any way interfere with the right of either the Company or any of its subsidiaries or the recipient to terminate the employment or service relationship at any time.

Governing Law. The 2021 Plan and all rights under the 2021 Plan shall be subject to and interpreted in accordance with, the laws of the State of Delaware.

New Plan Benefits

Grants of awards under the 2021 Plan are discretionary and we cannot determine now the number of type of options or other awards to be granted in the future to any particular person or group.

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Plan Benefits

Since the adoption of 2021 Plan through April 14, 2025, we have granted the following stock options under the 2021 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited. As of the date hereof, we have granted only stock options and no other type of award under the 2021 Plan.

Name and Position	Number of Shares Subject to Stock Options (1)
Named Executive Officers
Shane J. Schaffer Chairman and Chief Executive Officer	121,044
Laurie A. Myers Executive Vice President and Chief Operating Officer	37,367
Jennifer L. Callahan Senior Vice President, Chief Financial Officer and Secretary	42,680
Executive Officer Group (2)	260,517
Non-Employee Director Group	10,272
Each Nominee for Election as Director
Peter J. Werth (3)	1,703
Associates of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options	—
Non-Executive Officer Employee Group	58,507

(1)	Number of shares of our common stock underlying stock options reflects the 1-for-20 and 1-for-12 reverse stock splits of our issued and outstanding common stock, which became effective on November 30, 2023 and August 9, 2024, respectively.
(2)	Includes shares underlying stock options listed separately for Mr. Schaffer, Ms. Myers and Ms. Callahan, as well as shares underlying stock options for all other current executive officers.
(3)	Shares underlying stock options held by Mr. Werth are included in the total for the Non-Employee Director Group.

U.S. Federal Income Tax Consequences

Following is a brief summary of the U.S. federal income tax consequences of option and other grants under the 2021 Plan. This summary does not purport to be complete and does not address the federal income tax consequences to taxpayers with special tax status. Optionees and recipients of other rights and awards granted under the 2021 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws. Further, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the recipient may reside, and does not discuss the estate, gift or other tax consequences other than income tax consequences.

Treatment of Options

The Code treats ISOs and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Plan, nor will our Company be entitled to a tax deduction at that time.

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Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tender shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (or, a Section 83(b) Election), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

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The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the Award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash-based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Recipients are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2021 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The common stock acquired under the 2021 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2021 Plan will be registered under the Securities Act of 1933, as amended.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2021 Plan to pay any federal, state, or local taxes required by law to be withheld.

The Board recommends that stockholders vote

“FOR” THE EQUITY PLAN PROPOSAL

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PROPOSAL 4: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-TWENTY-FIVE (1:25), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS

Overview

Our Board has determined that it may be advisable and in the best interests of the Company and its stockholders to authorize our Board to amend our Charter to effect a reverse stock split (the “Charter Amendment”) of our issued shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty-five (1:25) (the “Approved Split Ratios”), to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute adoption and approval of the Charter Amendment and the Reverse Split that, once effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine between two and twenty-five shares of our common stock into one share of our common stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued but will have no effect on the number of shares of common stock we are authorized to issue. As described below, our Board only intends to effectuate the Reverse Split if necessary to maintain or achieve compliance with the listing requirements of Nasdaq.

Accordingly, stockholders are asked to adopt and approve the Charter Amendment set forth in Appendix B to effect the Reverse Split as set forth in the Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. As set forth on Appendix B, by approving this Reverse Split Proposal, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split withing the range of the Approved Split Ratios.

If adopted and approved by our stockholders, the Reverse Split may be effected at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting, if at all. To effect the Reverse Stock Split, the Charter Amendment setting forth the Approved Split Ratio approved by the Board would be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Split at the other Approved Split Ratios would be abandoned. The Board reserves the right to elect to abandon the Charter Amendment and the Reverse Split at any of the Approved Split Ratios if it determines, in its sole discretion, that the Reverse Split is not in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from Nasdaq.

On June 17, 2024, we received written notice from the Listing Qualifications Department (the “Staff”) of Nasdaq indicating that the Company was not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5815(d)(4)(A), we are subject to a discretionary panel monitor through May 21, 2025, and therefore, the Staff did not grant additional time for us to regain compliance with the Minimum Bid Price Requirement, and we received a Delist Determination Letter. We requested a hearing before the Nasdaq Hearings Panel (the “Panel”) and on August 2, 2024, the Panel granted us an exception to demonstrate compliance with the Minimum Bid Price Requirement through August 23, 2024. On August 9, 2024, we effected a 1-for-12 reverse stock split of our issued and outstanding shares of common stock. On September 9, 2024, we were formally notified that the Panel determined that we had regained compliance with the Minimum Bid Price Requirement. We remain subject to a discretionary panel monitor through May 21, 2025 pursuant to Nasdaq Listing Rule 5815(d)(4)(A). If the Panel or the Staff determines that we fail any listing standard during the monitoring period, then we will not be permitted to provide the Staff with a plan of compliance with respect to any deficiency that arises during the monitoring period, and the Staff will not be permitted to grant additional time for us to regain compliance with respect to any deficiency, nor will we be afforded an applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3). Rather, the Staff will promptly issue a Staff Delisting Determination. Further, pursuant to Nasdaq Listing Rule 5810(C)(3)(A)(iv), if our common stock fails to meet the continued listing requirement for minimum bid price, since we have effected a reverse stock split over the prior one-year period, then we shall not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A) and the Staff shall issue a Staff Delisting Determination.

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Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from Nasdaq if shares of our common stock trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Minimum Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock.

On April 14, 2024, our common stock closed at $4.02 per share on Nasdaq. The Reverse Split, if effected, is expected to have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock could be delisted from Nasdaq. Accordingly, the Board has approved resolutions proposing the Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for approval at the Annual Meeting.

Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, because the number of authorized shares of our common stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

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Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq listing rules.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Minimum Bid Price. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) and Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our common stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If this Reverse Split Proposal is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-twenty-five (1:25). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of April 14, 2025, after completion of the Reverse Split, we would have between 1,970,629 and 157,651 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split except for adjustments that may result from the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

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The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:25 Reverse Split as of April 14, 2025, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities.

After Each Reverse Split Ratio

	Current	1:2	1:5	1:15	1:25
Common Stock Authorized(1)	240,000,000	240,000,000	240,000,000	240,000,000	240,000,000
Common Stock Issued and Outstanding	3,941,258	1,970,629	788,252	262,751	157,650
Number of Shares of Common Stock Reserved for Issuance (2)	1,175,510	587,755	235,102	78,367	47,020
Number of Shares of Common Stock Authorized but Unissued and Unreserved	234,883,232	237,441,616	238,976,646	239,658,882	239,795,329
Price per share, based on the closing price of our common stock on April 14, 2025 (3)	$4.02	8.04	20.10	60.30	100.50

(1) The Reverse Split will not have any impact in the number of shares of common stock we are authorized to issue under our Charter.

(2) Includes (i) warrants to purchase an aggregate of 833,684 shares of common stock with a weighted average exercise price of $48.36 per share, (ii) 337,826 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $7.18 per share, under the 2021 Plan and (iv) 4,000 shares of common stock reserved for future issuance under the 2021 Plan. Does not include 800,000 additional shares of common stock that may be available under the 2021 Plan if stockholders approve the Equity Plan Proposal.

(3) The price per share indicated reflects solely the application of the applicable Reverse Split ratio to the closing price of the common stock on April 14, 2025.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “CING,” assuming that we maintain compliance with the Minimum Bid Price Requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the exercise of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of April 14, 2025 and are on a pre-Reverse Split basis), including:

●	833,684 shares of common stock issuable upon the exercise of outstanding warrants, with a weighted average exercise price of $48.36 per share;

36

●	337,826 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $7.18 per share, under the 2021 Plan; and

●	4,000 shares of common stock reserved for future issuance under the 2021 Plan. Does not include 800,000 additional shares of common stock that may be available under the 2021 Plan if stockholders approve the Equity Plan Proposal.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on our Equity Incentive Plan

As of April 14, 2025, we had 337,826 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2021 Plan, as well as 4,000 shares of common stock available for issuance under the 2021 Plan. Stockholders are being asked to approve the Equity Plan Proposal, which would increase the share of common stock available for issuance under the 2021 Plan by 800,000 shares. Pursuant to the terms of the 2021 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding stock options, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2021 Plan to equitably reflect the effects of the Reverse Split. Furthermore, the number of shares available for future grant under the 2021 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Charter Amendment. On the effective date, shares of common stock issued immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Reverse Split Proposal. If the proposed Charter Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Record and Beneficial Stockholders

If the Charter Amendment is adopted and approved and the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Charter Amendment is adopted and approved and the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificated form (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate(s) (“Old Certificate(s)”) for shares held in book-entry form at our transfer agent, Computershare, in their direct registration system representing the appropriate number of whole shares of our common stock resulting from the Reverse Split. Stockholders of record upon the effective time of the Reverse Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent. As soon as practicable after the effective time of the Reverse Split, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new shares held in book-entry. Your Old Certificate(s) representing pre-split shares cannot be used for either transfers or deliveries. Accordingly, you must exchange your Old Certificate(s) in order to effect transfers or deliveries of your shares. Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in our financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Reverse Split Proposal and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of the material U.S. federal income tax consequences of a Reverse Split to our U.S. Holders (as defined below). The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses U.S. Holders who hold common stock as capital assets. It does not purport to be complete and does not address U.S. Holders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

38

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person under applicable U.S. Treasury Regulations.

The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A U.S. Holder generally will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Split, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of common stock received in the Reverse Split will equal the U.S. Holder’s basis in its old shares of common stock and such U.S. Holder’s holding period in the shares received will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under “Treatment of Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Split.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

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APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING

TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT

THE ANNUAL MEETING TO APPROVE ONE OR MORE OF THE FOREGOING PROPOSALS

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS

Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In order for a stockholder proposal to be eligible to be included in the Company’s proxy statement and proxy card for the 2026 Annual Meeting of Stockholders, the proposal must (1) be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Jennifer L. Callahan, Secretary, on or before December 26, 2025, and (2) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company’s Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Director Nominations and Other Business to be Brought Before the 2024 Annual Meeting of Stockholders

Notice of any director nomination or the proposal of other business that you intend to present at the 2026 Annual Meeting of Stockholders, but do not intend to have included in the Company’s proxy statement and form of proxy relating to the 2026 Annual Meeting of Stockholders, must be received by the Company at its principal executive offices, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Jennifer L. Callahan, Secretary, not earlier than the close of business on February 10, 2026 and not later than the close of business on March 12, 2026. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2025 Annual Meeting of Stockholders, the notice must be delivered to the Company not earlier than the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In addition, your notice must include the information required by the Company’s Bylaws with respect to each director nomination or proposal of other business that you intend to present at the 2026 Annual Meeting of Stockholders.

In addition to satisfying the foregoing requirements pursuant to the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cingulate’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under the Company’s Bylaws as described in this section and it shall not extend any such deadline set forth in the Company’s Bylaws.

40

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Cingulate Inc., 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205, Attn: Jennifer L. Callahan, Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 14, 2025. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2024 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Cingulate Inc., Attn: Jennifer L. Callahan, Secretary, 1901 W. 47th Place, 3rd Floor, Kansas City, Kansas 66205 or by phone at (913) 942-2300. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Jennifer L. Callahan
Senior Vice President, Chief Financial Officer and Secretary

April 25, 2024
Kansas City, Kansas

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls, NJ 07424

844-202-5735

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APPENDIX A

AMENDMENT No. 2 TO THE CINGULATE INC. 2021 OMNIBUS

EQUITY INCENTIVE PLAN

This second Amendment (the “Amendment”) to the Cingulate Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) of Cingulate Inc. (the “Company”), is made as of ________________, 2025. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 341,826 shares to 1,141,826 shares, subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended as follows:

1.	Amendment to Section 4.1. Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

(a)	Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock, which may be issued under all Awards granted to Participants under the Plan, shall be 1,141,826 shares; all of which may, but need not, be issued in respect of Incentive Stock Options.

2.	This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: [●], 2025	CINGULATE INC.

	Name:	Shane J. Schaffer
	Title:	Chairman and Chief Executive Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CINGULATE INC.

Cingulate Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That a resolution was duly adopted on [  ], 202[  ], by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on [  ], 2025 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is amended by adding the following after the first paragraph of Section A of Article IV:

“Upon effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation, a one-for-[  ]1 reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [  ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation and each share of Common Stock held in treasury by the Corporation immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Split.

1 Shall be a whole number equal to or greater than [●] and equal to or lesser than [●], which number is referred to as the “Approved Split Ratio” (it being understood that any Approved Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware). The Board of Directors of the Corporation shall select the Approved Split Ratio prior to the filing of the Certificate of Amendment and any amendment not setting forth the Approved Split Ratio selected by the Board of Directors and included in the Certificate of Amendment filed with the Secretary of State shall be automatically abandoned upon the filing of such Certificate of Amendment.

B-1

No fractional shares of Common Stock will be issued in connection with the Reverse Split. If, upon aggregating all of the Common Stock held by a holder of Common Stock immediately following the Reverse Split a holder of Common Stock would otherwise be entitled to a fractional share of Common Stock, the Corporation shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder up to the nearest whole share.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified, subject to adjustment for fractional shares as described above.”

SECOND: That said amendment will have an Effective Time of                      , Eastern Time, on .

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this day of , 202[  ].

Shane Schaffer
Chief Executive Officer

B-2

CINGULATE® VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/CING or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CING

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

	For	Withhold
01 - Peter J. Werth	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 5 0 9 3 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0455LB

The 2025 Annual Meeting of Stockholders of Cingulate Inc. will be held on Tuesday, June 10, 2025 at 10:00 a.m. Central Time, virtually via the Internet at meetnow.global/MWHQZ6R.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the 2025 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/CING

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Cingulate Inc.

2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for the 2025 Annual Meeting — June 10, 2025

The undersigned hereby appoints Shane J. Schaffer and Jennifer L. Callahan, or any of them, each with the full power of substitution, to represent and vote all shares of Cingulate Inc. common stock that the undersigned holds and is entitled to vote at the 2025 Annual Meeting of Stockholders of Cingulate Inc. to be held on June 10, 2025, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed by the stockholder. If no direction is indicated, the proxies will have authority to vote FOR the nominee for director in Proposal 1 and FOR Proposals 2, 3, 4 and 5, and in their discretion upon such other matters as may properly come before the meeting.

This proxy is revocable at any time before it is exercised. The proxies cannot vote your shares unless you sign and return this card.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.